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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  December 5, 2002


                               Penton Media, Inc.
                           -----------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                   1-14337               36-2875386
----------------------------              ------------           ----------
(State or Other Jurisdiction              (Commission           (IRS Employer
      of Incorporation)                    File Number)      Identification No.)

1300 East Ninth Street, Cleveland, Ohio                          44114
---------------------------------------------                ----------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    -------------
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Item 5.  Other Events.

On December 5, 2002, Penton Media, Inc. (the "Company") issued a press release announcing that the New York Stock Exchange (NYSE) has accepted the Company's proposed business plan for returning to compliance with all of the NYSE's continued listing standards. The press release is attached hereto as exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit           Description
-------           -----------

99.1 Press release dated December 5, 2002, announcing that the New York Stock Exchange has accepted the Company's proposed business plan for returning to compliance with its listing criteria.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Penton Media, Inc.



                                        By:    /s/ Preston L. Vice
                                        ------------------------------------
                                        Name:  Preston L. Vice
                                        Title:  Senior Vice President and
                                                Corporate Secretary


Date:  December 6, 2002
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                                 EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

99.1 Press release dated December 5, 2002, announcing that the New York Stock Exchange has accepted the Company's proposed business plan for returning to compliance with its listing criteria.